TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 2

dated September 5, 2008

to the May 1, 2008 Statement of Additional Information (SAI)

CHANGES TO CREDIT FACILITY

TIAA Separate Account VA-1 (“VA-1”) recently renegotiated the terms of its unsecured revolving credit facility. Accordingly, the following sentence hereby replaces in its entirety the first sentence under “Borrowing and Lending Among Affiliates” on page B-5 in the SAI:

“The separate account participates in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including, without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities.”

CHANGES TO OFFICERS

Effective August 30, 2008, the Management Committee of VA-1 appointed Phillip G. Goff as Treasurer of VA-1. Also, biographical information for Georganne Proctor has been included and certain biographical information for Maliz Beams, Scott Evans, Phillip Goff, Bertram Scott and Edward Van Dolsen has been corrected and updated. Accordingly, the following information regarding Ms. Proctor should be added to, and the following information hereby replaces in its entirety the biographical information for Ms. Beams and Messrs. Evans, Goff, Scott and Van Dolsen contained in the list of officers on pages B-11 through B-12 in the SAI:

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.	Executive Vice President of Client Services of TIAA and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007–2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002–2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President	One-year term. Executive Vice President since 1999.	Principal Executive Officer and President of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1999) of TIAA, CREF and TIAA Separate Account VA-1 and Head of Asset Management (since 2006) of TIAA; Director of TPIS (since 2006) and Advisors (since 2004); President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004); and Executive Vice President and Head of Asset Management of the TIAA-CREF Mutual Funds (2006–2007). Formerly, Manager of TIAA Realty Capital Management, LLC (2004–2006); and Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2005).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Treasurer	One-year term. Treasurer since August 2008.	Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2007). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/25/56	Executive Vice President and Chief Financial Officer	One-year term. Executive Vice President and Chief Financial Officer since 2006.	Executive Vice President and Chief Financial Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2006); Manager and Executive Vice President of TCIM; and Director and Executive Vice President of Advisors. Formerly, Executive Vice President and Chief Financial Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2006–2/2007); Executive Vice President, Finance, Golden West Financial Corporation (2002–2006); and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999–2002).
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.	Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (2006–2008); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Product Development and Management of TIAA (since August 2008); Executive Vice President, Institutional Client Services (2006–2008); Director of Tuition Financing and Manager of Services (April 2006); and President and CEO, TIAA-CREF Redwood, LLC (September 2006). Formerly, Senior Vice President, Pension Products (2003–2006) and Vice President, Support Services (1998–2003) of TIAA and the TIAA-CREF Fund Complex.

CHANGES TO COMMITTEES

Effective July 1, 2008, members of several of the standing committees of the Management Committee of VA-1 changed. Accordingly, the following sentence hereby replaces in its entirety the next to last sentence of paragraph number “(1)” under “Board Committees” on page B-13 in the SAI:

“The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkeley, Ms. Eckl and Prof. Poterba.”

The following sentence hereby replaces in its entirety the last sentence of paragraph number “(2)” under “Board Committees” on page B-14 in the SAI:

“The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.”

The following sentence hereby replaces in its entirety the last sentence of paragraph number “(5)” under “Board Committees” on page B-14 in the SAI:

“The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.”

The following sentence hereby replaces in its entirety the last sentence of paragraph number “(6)” under “Board Committees” on page B-14 in the SAI:

“The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.”

A11678 (9/08)